Amendment No. 1
                                       to
                   Corporate Revolving and Term Loan Agreement
                                      Among
                                Certain Lenders,
                      HSBC Securities (USA) Inc., formerly
                  known as HSBC Securities, Inc., As Arranger,
                             HSBC Bank USA, formerly
                     known as Marine Midland Bank, As Agent
                                       And
                                    Moog Inc.

     This Amendment dated as of October 24, 2000 ("Amendment") to the Corporate Revolving and Term Loan Agreement dated as of November 30, 1998 ("Agreement") is entered into by and among MOOG INC., a New York business corporation
("Borrower"), certain lenders which are currently parties to the Agreement ("Lenders"), HSBC SECURITIES (USA) INC., a Delaware corporation, formerly known as HSBC Securities, Inc., as arranger ("HSBC Securities"), and HSBC BANK USA, a New York banking corporation, formerly known as Marine Midland Bank, as agent for the Lenders ("HSBC Bank").

                                    RECITALS

     1. Borrower has requested that HSBC Bank, HSBC Securities and the Lenders amend the Agreement in order to, among other things, extend the maturity date of the Agreement and the Revolving Loans to December 31, 2005 which will require replacement of the existing Revolving Loan Notes; re-establish the Term Loan Facility at $75,000,000 and replace the existing Term Loan Notes; modify certain covenants with respect to permitted acquisitions and permitted distributions; modify certain of the financial covenants; and consent to certain proposed acquisitions and the proposed financing thereof.

     2. HSBC Bank, HSBC Securities and the Lenders are agreeable to the foregoing to the extent set forth in this Amendment and subject to each of the terms and conditions stated herein.

     3.  The  Borrower  and  each  of  the   guarantors   under  the   Agreement
("Guarantors") will benefit from the extension of the term of, and other changes to, the Agreement set forth in this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, and of the loans or other extensions of credit heretofore, now or hereafter made by the Lenders, to, or for the benefit of the Borrower and its Subsidiaries, the parties hereto agree as follows:

     1.   Definitions.   Except  to  the  extent  otherwise   specified  herein,
capitalized terms used in this Amendment shall have the same meanings specified in the Agreement.

     2.   Amendments.

     2.1 Section 1 entitled "Definitions" is amended by adding the following new definition:

          "aaaa. Amendment No. 1. "Amendment No. 1" means the Amendment No. 1 dated as of October 24, 2000 by and among the Borrower, the Agent, HSBC as Arranger and the Lenders amending this Agreement to provide for, among other things, an extension of the Maturity Date, replacement term loans in the aggregate amount of $75,000,000, certain covenant modifications and certain consents."

     2.2 Section 1 hhh. entitled "Permitted Acquisition" is deleted in its entirety and replaced with the following:

          "hhh. Permitted Acquisition. "Permitted Acquisition" means (i) the acquisition by Borrower or a Foreign Subsidiary from Aeroquip-Vickers S.p.A. of the assets and the assumption of certain liabilities comprising the line of business relating to the development, manufacture and sale of electric motors and drives from Casella, Italy for a purchase price of approximately $9,840,000 and on substantially the terms of that certain Agreement for the Sale and Purchase of a
          Business dated September 15, 2000 by and between the Borrower and Aeroquip-Vickers S.p.A., which agreement may be assigned by Borrower to Moog Italiana S.r.l. ("Casella Acquisition"); (ii) the acquisition by the Borrower or a Domestic Subsidiary of 100% of the outstanding equity interests not owned by Borrower on the date of Amendment No. 1 in Tecstar Electro Systems, Inc., a Delaware corporation, for a purchase price of approximately $12,500,000 ("Tecstar Acquisition") plus the assumption of liabilities consisting of trade payables and approximately $2,500,000 in unfunded pension liabilities; (iii) the acquisition by the Borrower of the 25% of the outstanding equity interests in Hydrolux S.a.r.l. and Moog-Hydrolux Hydraulic Systems,
          Inc. not owned by the Borrower on the date of Amendment No. 1 on substantially the terms of that certain letter of intent signed on June 9, 1998 and June 10, 1998 by and between the Borrower and Paul Wurth S.A. ("Hydrolux Acquisition"); and (iv) any other acquisition by the Borrower or any Subsidiary of all or substantially all of the assets or stock of any other Person, or assets constituting all or substantially all of a division or product line of any other Person so long as (A) immediately prior to contracting for or consummating such other acquisition there does not exist, and there does not occur as a direct or indirect result of the consummation of such other acquisition, any Event of Default or Default, (B) the aggregate consideration paid (whether by means of transfer of assets, by means of assumption of liabilities or otherwise) by the Borrower and all Subsidiaries in connection with all such other acquisitions from the date of Amendment No. 1 to the Maturity Date does not exceed
          $25,000,000 and no single acquisition exceeds $15,000,000 unless specifically consented to in writing by the Agent and the Required Lenders and (C) with respect to any assets or stock of any Person acquired directly or indirectly pursuant to any such other acquisition, all collateral requirements of the Required Lenders are satisfied."

     2.3 The Consent Letter from the Agent and the Lenders dated February 25, 2000 regarding Additional Share Purchases (as defined therein) by the Borrower is hereby cancelled with respect to any Distribution made on or after the date of Amendment No. 1.

     2.4 Section 1 jjj. entitled "Permitted Distribution" is deleted in its entirety and replaced with the following:

          "jjj. Permitted Distribution. "Permitted Distribution" means (i) dividends payable solely in any of its stock, (ii) cash dividends paid by any Subsidiary on a pro rata basis with respect to all of its outstanding shares, (iii) cash dividends paid of up to $9,000 in any fiscal year of the Borrower with respect to the Borrower's preferred shares and (iv) purchases by the Borrower from the date of Amendment No. 1 to the Maturity Date of shares of stock of the Borrower for purchase prices aggregating not more than $15,000,000."

     2.5 The existing Section 1 ddd. entitled "Maturity Date" is deleted in its entirety and replaced with the following:

          "ddd. Maturity Date. The "Maturity Date means December 31, 2005."

     2.6 The existing Section 4 a. entitled "Making and Obtaining Term Loans" is deleted in its entirety and replaced with the following:

          "4 a. Making and Obtaining Replacement Term Loans. Upon and subject to each term and condition of this Agreement, on the date that Amendment No. 1 becomes effective, the Lenders shall make replacement Term Loans to the Borrower, and the Borrower shall obtain replacement Term Loans from the Lenders. The aggregate principal amounts of all replacement Term Loans shall be $75,000,000. The principal amount of the replacement Term Loan made by any Lender shall be such Lender's Commitment Percentage of $75,000,000."

     2.7 The existing Section 4 b. entitled "Termination of Obligation" is deleted in its entirety.

     2.8 A new Section 4 b. entitled "Purpose of Replacement Term Loans" is added as follows:

          "4 b. Purpose of Replacement Term Loans. The proceeds of the replacement Term Loans made on the date Amendment No. 1 becomes effective shall be used by the Borrower to refinance the outstanding principal balances of the original Term Loans under the Agreement and for general corporate purposes."

     2.9 The existing Section 4 d. entitled "Repayment "is deleted in its entirety and replaced with the following:

          "4 d. Repayment. The Borrower shall repay the principal amount of each replacement Term Loan to the Agent for the account of the Lender that made such replacement Term Loan in twenty (20) installments, with the first of such installments to become due on December 31, 2000 and one of such installments to become due on each succeeding March 31, June 30, September 30 and December 31 through September 30, 2005, when the Borrower shall repay the outstanding principal amount of all replacement Term Loans to the Agent for the accounts of the Lenders and pay to the Agent all interest payable pursuant to this Agreement, as amended, in connection with any Term Loan and remaining unpaid and all other amounts payable by the Borrower pursuant to this Agreement, as amended, in connection with any replacement Term Loan and remaining unpaid. Each of such installments shall be such Lender's Commitment Percentage of $3,750,000."

     2.10 Section 7 c. entitled "Consolidated Net Worth" is deleted in its entirety and replaced with the following:

          "7 c. Consolidated Net Worth. Assure that as of the end of each fiscal quarter of the Borrower set forth below the Consolidated Net Worth of the Borrower is not less than the minimum dollar amount set forth below:

                Fiscal Quarters                             Amount in Millions
                ---------------                             ------------------
          First Quarter 2001 - Third Quarter 2002                 $200.0
          Fourth Quarter 2002 - Third Quarter 2003                $210.0
          Fourth Quarter 2003 - Third Quarter 2004
           and each fiscal quarter thereafter                     $220.0."

     2.11 Section 7 d. entitled "Interest Coverage Ratio" is deleted in its entirety and replaced with the following:

          "7 d. Interest Coverage Ratio. Assure that as of the end of each fiscal quarter of the Borrower set forth below the Interest Coverage Ratio is not less than the following minimum ratio:

                Fiscal Quarters                               Ratio
                ---------------                               -----
          First Quarter 2001 - Third Quarter 2002              2.60
          Fourth Quarter 2002 - Third Quarter 2003             2.80
          Fourth Quarter 2003 - Third Quarter 2004
           and each fiscal quarter thereafter                  3.00."

     2.12 Section 7 e. entitled "Fixed Charge Coverage Ratio" is deleted in its entirety and replaced with the following:

          "7 e. Fixed Charge Coverage Ratio. Assure that as of the end of each fiscal quarter of the Borrower set forth below the Fixed Charge Coverage Ratio is not less than the following minimum applicable ratio:

                 Fiscal Quarters                             Ratio
                 ---------------                             -----
          First Quarter 2001 - Third Quarter 2002              1.10
          Fourth Quarter 2002 - Third Quarter 2003             1.15
          Fourth Quarter 2003 - Third Quarter 2004
           and each fiscal quarter thereafter                  1.20."

     2.13 Section 7 f. entitled "Leverage Ratio" is deleted in its entirety and replaced with the following:

          "7 f. Leverage Ratio. Assure that as of the end of each fiscal quarter of the Borrower set forth below the Leverage Ratio does not exceed the following maximum applicable ratio:

                 Fiscal Quarters                              Ratio
                 ---------------                              -----
          First Quarter 2001 - Third Quarter 2002              4.25
          Fourth Quarter 2002 - Third Quarter 2003             4.00
          Fourth Quarter 2003 - Third Quarter 2004
            and each fiscal quarter thereafter                 3.50."

     2.14 Section 8 j. entitled "Consolidated Capital Expenditures" is deleted in its entirety and replaced with the following:

          "8 j. Consolidated Capital Expenditures. Make Consolidated Capital Expenditures, other than for any Permitted Acquisition, exceeding in the aggregate for the Borrower and all Subsidiaries the following maximum applicable dollar amount for the fiscal year of the Borrower set forth below:

                 Fiscal Year               Amount in Millions
                 -----------               ------------------
                    2001                         $25.0
                    2002                         $26.0
                    2003 and each
                    fiscal year thereafter       $27.0."

     2.15 Section 11 entitled "Notices" is revised to delete the entire portion thereof with respect to Marine Midland Bank, HSBC Securities, Inc. and
Landesgirokasse offentliche Bank und Landessparkasse and to replace such portions with the following:

                  "HSBC Bank USA
                   One HSBC Center                   Fax:  716-855-0384
                   Buffalo, New York 14203
                   Attn:  Regional Commercial
                            Banking Department

                   HSBC Securities (USA) Inc.
                   140 Broadway                      Fax:  212-658-4409
                   New York, New York  10005
                   Attn:  Loan Syndications

                   Landesbank Baden-Wurttemberg
                   535 Madison Avenue                Fax:  212-584-1799
                   6th Floor
                   New York, New York  10022
                   Attn: Karen Richard
                           Senior Credit Officer."

3.       Consents.
         --------

     3.1 Acquisitions. The Agreement has certain restrictions on the ability of the Borrower and its Subsidiaries to make acquisitions without the consent of the Lenders, the Arranger and the Agent. Notwithstanding such restrictions in the Agreement, the Lenders, the Arranger and the Agent hereby consent to the Casella Acquisition, the Tecstar Acquisition, and the Hydrolux Acquisition as such terms are defined in Section 1 hhh. of the Agreement as amended by this Amendment.

     3.2 Acquisition Financing. The Agreement has certain restrictions on the ability of the Borrower and its Foreign Subsidiaries to obtain financing and grant security for such financing. Notwithstanding such restrictions in the Agreement, the Lenders, the Arranger and the Agent hereby consent to (i) not more than $6,000,000 in loans being obtained by Moog Italiana S.r.l. or another Foreign Subsidiary to finance the Casella Acquisition; and (ii) such loans being secured by collateral consisting of liens on assets of certain Foreign Subsidiaries if required by the lender providing such loans.

     3.3 Limitation on Consents. The foregoing consents are only applicable and shall only be effective in the specific instance and for the specific purpose for which made, are expressly limited to the facts and circumstances referred to herein, and shall not operate as (i) a waiver of, or consent to non-compliance with any other provision of the Agreement or any other Loan Document, (ii) a waiver of any right, power or remedy of either the Agent, the Arranger or any Lender under the Agreement or any Loan Document, or (iii) a waiver of or consent to any Event of Default or Default under the Agreement or any Loan Document.

4. Conditions Precedent to this Amendment. The effectiveness of each and all of the amendments and consents contained in this Amendment is subject to the satisfaction, in form and substance satisfactory to the Agent, of each of the following conditions precedent:

     4.1 Amendment Documentation.

          (a) Borrower, the Arranger and the Lenders shall have duly executed and delivered to the Agent eleven (11) duplicate originals of this Amendment.

          (b) Borrower shall have executed and delivered to the Agent replacement Term Loan Notes in the appropriate amount payable to each Lender and replacement Revolving Loan Notes in the appropriate amount payable to each Lender.

          (c) Borrower shall have executed and delivered to the Agent a General Certificate and Resolutions, in form and content satisfactory to the Agent, evidencing the corporate action of Borrower authorizing the execution, delivery and performance of Amendment No. 1 and each of the replacement Term Loan Notes and the replacement Revolving Loan Notes (collectively, the "Replacement Notes").

     4.2 Upfront Fee. Borrower shall have paid to the Agent for the account of the Lenders an upfront fee of $1,275,000 in consideration for the Agent, the Arranger and the Lenders entering into this Amendment.

     4.3 Counsel Opinion. Counsel to the Borrower, Hodgson, Russ, Andrews, Woods & Goodyear, LLP, shall have delivered to the Agent a counsel opinion in form and content satisfactory to the Agent addressed to each Lending Entity, and covering such matters as are requested by the Agent and its counsel and to include an express statement to the effect that the Lending Entities' and Agent's counsel are authorized to rely on such opinion.

     4.4 No Default. As of the effective date of this Amendment, no Default or Event of Default shall have occurred and be continuing.

     4.5 Representations and Warranties. The representation and warranties contained in Section 5 of this Amendment and in the Agreement shall be true correct and complete as of the effective date of this Amendment as though made on such date.

     4.6 Other. The Agent shall have received such other approvals, opinions or documents as any Lender through the Agent may reasonably request, and all legal matters incident to the foregoing shall be satisfactory to the Agent and its counsel.

5. Representations and Warranties of Borrower. Borrower hereby represents and warrants as follows:

     5.1 Each of the representations and warranties set forth in the Agreement is true, correct, and complete on and as of the date hereof as though made on the date hereof, and the Agreement and each of the other Loan Documents remains in full force and effect.

     5.2 As of the date hereof, there exists and will exist no Default or Event of Default under the Agreement or any other Loan Document, and no event which, with the giving of notice or lapse of time, or both, would constitute a Default or Event of Default.

     5.3 The execution, delivery and performance by the Borrower of this Amendment and the Replacement Notes are within Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not, and will not, (i) contravene Borrower's certificate of incorporation or by-laws, (ii) violate any law, including without limitation the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or any rule, regulation (including Regulations T, U or X of the Board of Governors of the Federal Reserve System) order, writ, judgement, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, mortgage, deed of trust or any other material instrument or agreement binding on Borrower or any Subsidiary or any of their properties or result in or require the creation or imposition of any lien upon or with respect to any of their properties.

     5.4 Each of this Amendment and each of the Replacement Notes have been duly executed and delivered by the Borrower and this Amendment has been duly executed by the Guarantors. This Amendment is the legal, valid and binding obligation of the Borrower and the Guarantors enforceable against the Borrower and each of the Guarantors in accordance with its terms. Each of the Replacement Notes is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

     5.5 No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery or performance by the Borrower and the Guarantors of this Amendment, the Replacement Notes, or any other agreement or document related hereto or contemplated hereby to which the Borrower or any of the Guarantors is or is to be a party or otherwise bound or
(ii) the exercise by the Agent, the Arranger or any Lender of its rights under the Agreement as amended by this Amendment.

6. Acknowledgments and Reaffirmations.


     6.1 The Borrower, the Agent, the Arranger and the Lenders acknowledge and agree that each reference to "Marine Midland Bank" or "Marine" in the Agreement and the documents executed in connection therewith, including without limitation, the Loan Documents and the guaranties, shall be deemed to refer to HSBC Bank USA; each reference to "HSBC Securities, Inc." therein shall be deemed to refer to HSBC Securities (USA) Inc.; and each reference to "Landesgirokasse offentliche Bank und Landessparkasse" therein shall be deemed to refer to Landesbank Baden-Wurttemberg.

     6.2 The Borrower hereby reaffirms the Loan Documents to which it is a party and agrees that such Loan Documents remain in full force and effect.

     6.3 By their signatures below, each of the Guarantors specifically consents to each of the amendments, consents and agreements herein and reaffirms the continuing effectiveness of their respective guaranty, general security agreement and UCC financing statements originally executed and delivered in connection with the Agreement, and agrees that such guaranty, general security agreement and UCC financing statements cover payment of any and all Obligations under the Agreement as amended hereby and under the Replacement Notes.

7. Other.

     7.1 Borrower agrees to pay all out-of-pocket expenses and fees of the Agent in connection with the preparation of this Amendment and the Replacement Notes including the reasonable fees and disbursements of counsel to the Agent.

     7.2 This Amendment may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement.

     7.3 This Amendment shall be governed by and construed under the internal laws of the State of New York, as the same may be from time to time in effect, without regard to principles of conflicts of laws.

     The Lenders, the Arranger, the Agent, the Borrower and the Guarantors have caused this Amendment to be duly executed as of the date shown at the beginning of this Amendment.


                                    HSBC BANK USA

                                    By /S/
                                       ---------------------
                                    Name:  Hugh C. McLean
                                    Title: Vice President


                                    MANUFACTURERS AND TRADERS TRUST COMPANY

                                    By /S/
                                       -------------------------
                                    Name:  Sean Timms
                                    Title:______________________


                                    FLEET NATIONAL BANK

                                    By /S/
                                       -------------------------
                                    Name:  John Larry
                                    Title:______________________


                                    BANK OF TOKYO-MITSUBISHI
                                    TRUST COMPANY

                                    By /S/
                                       -------------------------
                                    Name:_______________________
                                    Title:______________________


                                     KEYBANK NATIONAL ASSOCIATION

                                     By /S/
                                        -------------------------
                                     Name:  Francis Lutz
                                     Title:_____________________


                                     LANDESBANK BADEN-WURTTEMBERG

                                     By /S/
                                        -------------------------
                                     Name:  Terry Blagden
                                     Title:_____________________


                                     By /S/
                                        -------------------------
                                     Name:  Burkhard Wittmacher
                                     Title:_____________________


                                     NATIONAL BANK OF CANADA

                                     By /S/
                                        -------------------------
                                      Name:   Robert G. Uhrig
                                      Title:  Vice President & Representative


                                     By /S/
                                        -------------------------
                                      Name:  Michael S. Woodard
                                      Title:  Vice President - Marketing


                                      THE CHASE MANHATTAN BANK

                                      By /S/
                                         -------------------------
                                      Name:  Michael Wolfram
                                      Title:

                                      HSBC SECURITIES (USA) INC., As Arranger

                                      By /S/
                                         -------------------------
                                      Name:   Martin F. Brown
                                      Title:  Managing Director


                                      HSBC BANK USA, As Agent

                                      By /S/
                                         -------------------------
                                      Name:  Hugh C. McLean
                                      Title: Vice President

                                      MOOG INC.

                                      By /S/
                                         -------------------------
                                      Name:   Robert R. Banta
                                      Title:  Executive Vice President


                                      MOOG FSC LTD., as a guarantor

                                      By /S/
                                         -------------------------
                                      Name:   Donald R. Fishback
                                      Title:  Vice President


                                      MOOG PROPERTIES, INC.,
                                      as a guarantor

                                      By /S/
                                         -------------------------
                                       Name:   Donald R. Fishback
                                      Title:  Vice President


                                      MOOG INDUSTRIAL CONTROLS
                                      CORPORATION, as a guarantor

                                      By /S/
                                         -------------------------
                                      Name:   Donald R. Fishback
                                      Title:  Vice President

HSBC Bank USA:

STATE OF NEW YORK                                )
                                                 )SS.:
COUNTY OF ERIE                                   )


     On the ____ day of October in the year 2000, before me, the undersigned, a notary public in and for said state, personally appeared Hugh C. McLean, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                 -----------------------------------------------
                                                  Notary Public


Manufacturers and Traders Trust Company:

STATE OF NEW YORK )
                  )SS.:
COUNTY OF ERIE    )


     On the ____ day of October in the year 2000, before me, the undersigned, a notary public in and for said state, personally appeared Sean Timms, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                -----------------------------------------------
                                                  Notary Public


Fleet National Bank:


STATE OF NEW YORK )
                  )SS.:
COUNTY OF ERIE    )


     On the ____ day of October in the year 2000, before me, the undersigned, a notary public in and for said state, personally appeared John Larry, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                 -----------------------------------------------
                                                  Notary Public


Bank of Tokyo-Mitsubishi Trust Company:


STATE OF NEW YORK  )
                   )SS.:
COUNTY OF NEW YORK )


     On the ____ day of October in the year 2000, before me, the undersigned, a notary public in and for said state, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                 -----------------------------------------------
                                                  Notary Public


KeyBank National Association:


STATE OF OHIO              )
                           )SS.:
COUNTY OF __________       )


     On the ____ day of October in the year 2000, before me, the undersigned, a notary public in and for said state, personally appeared Francis Lutz, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                 -----------------------------------------------
                                                   Notary Public


Landesbank Baden-Wurttemberg:


STATE OF NEW YORK  )
                   )SS.:
COUNTY OF NEW YORK )


     On the ____ day of October in the year 2000, before me, the undersigned, a notary public in and for said state, personally appeared Terry Blagden and Burkhard Wittmacher, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                 -----------------------------------------------
                                                  Notary Public


National Bank of Canada:


STATE OF NEW YORK )
                  )SS.:
COUNTY OF ERIE    )


     On the ____ day of October in the year 2000, before me, the undersigned, a notary public in and for said state, personally appeared Robert G. Uhrig and Michael S. Woodard, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                 -----------------------------------------------
                                                  Notary Public


The Chase Manhattan Bank:


STATE OF NEW YORK )
                  )SS.:
COUNTY OF ERIE    )


     On the ___ day of October in the year 2000, before me, the undersigned, a notary public in and for said state, personally appeared Michael Wolfram, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                 -----------------------------------------------
                                                  Notary Public

HSBC Securities (USA) INC.:

STATE OF NEW YORK )
                  )SS.:
COUNTY OF _______ )


     On the ____ day of October in the year 2000, before me, the undersigned, a notary public in and for said state, personally appeared Martin F. Brown, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                 -----------------------------------------------
                                                   Notary Public


HSBC Bank USA:

STATE OF NEW YORK )
                  )SS.:
COUNTY OF ERIE    )


     On the ____ day of October in the year 2000, before me, the undersigned, a notary public in and for said state, personally appeared Hugh C. McLean, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                 -----------------------------------------------
                                                     Notary Public


Moog Inc.:

STATE OF NEW YORK )
                  )SS.:
COUNTY OF ERIE    )


     On the ____ day of October in the year 2000, before me, the undersigned, a notary public in and for said state, personally appeared Robert R. Banta, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                 -----------------------------------------------
                                                    Notary Public


Moog FSC Ltd.:

STATE OF NEW YORK )
                  )SS.:
COUNTY OF ERIE    )


     On the ____ day of October in the year 2000, before me, the undersigned, a notary public in and for said state, personally appeared Donald R. Fishback, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                 -----------------------------------------------
                                                    Notary Public


Moog Properties, Inc.:

STATE OF NEW YORK )
                  )SS.:
COUNTY OF ERIE    )


     On the 24th day of October in the year 2000, before me, the undersigned, a notary public in and for said state, personally appeared Donald R. Fishback, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                 -----------------------------------------------
                                                     Notary Public


Moog Industrial Controls Corporation:

STATE OF NEW YORK )
                  )SS.:
COUNTY OF ERIE    )


     On the 24th day of October in the year 2000, before me, the undersigned, a notary public in and for said state, personally appeared Donald R. Fishback, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                 -----------------------------------------------
                                                   Notary Public